UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2008

CME Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31553	36-4459170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-930-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

CME Group Inc., a Delaware corporation ("CME Group"), on August 16, 2007 entered into a commercial paper program for the issuance from time to time of unsecured commercial paper notes (the "Notes") in an aggregate amount not to exceed $3.0 billion outstanding at any time as disclosed in its Current Report on Form 8-K, filed with the Securities Exchange Commission on August 20, 2007, which Current Report is hereby incorporated by reference. Subsequently, CME Group decreased the amount of its commercial paper program to up to $2.3 billion.

On August 20, 2008, CME Group entered into an additional Commercial Paper Dealer Agreement with Banc of America Securities LLC ("BoA"), as Dealer, and on August 22, 2008 entered into an additional Commercial Paper Dealer Agreement with Goldman, Sachs & Co. ("Goldman"), as Dealer.

The two Commercial Paper Dealer Agreements set forth the terms and conditions under which BoA and Goldman will either purchase from CME Group or arrange for the sale by CME Group of Notes in transactions exempt from registration under federal and state securities laws. The Commercial Paper Dealer Agreements contain customary representations, warranties, covenants and indemnification provisions. Under the Commercial Paper Dealer Agreements, the maturities of the Notes may vary, but may not exceed 397 days, and the Notes must be in a minimum denomination of $250,000. The Notes may be issued and sold, at the option of CME Group, either at par or at a discount to par and, if interest bearing, with interest at fixed or variable rates based on market conditions at the time of the issuance of the Notes.

BoA and Goldman, and their affiliates, have performed or may perform in the future various commercial banking, investment banking and other financial advisory services for CME Group and its affiliates for which they have received or may receive customary fees and expenses.

The foregoing description of the Commercial Paper Dealer Agreements is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Commercial Paper Dealer Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

10.1 Commercial Paper Dealer Agreement, dated as of August 20, 2008, between CME Group Inc., as Issuer, and Banc of America Securities LLC, as Dealer.

10.2 Commercial Paper Dealer Agreement, dated as of August 22, 2008, among CME Group Inc., as Issuer, and Goldman, Sachs & Co., as Dealer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

August 26, 2008	By:	Kathleen M. Cronin

Name: Kathleen M. Cronin
Title: Managing Director, General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Commercial Paper Dealer Agreement, dated as of August 20, 2008, between CME Group Inc., as Issuer, and Bank of America Securities LLC, as Dealer
10.2	Commercial Paper Dealer Agreement, dated as of August 22, 2008, between CME Group Inc., as Issuer, and Goldman, Sachs & Co., as Dealer